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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 20, 2023
_______________________________
Anywhere Real Estate Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Anywhere Real Estate Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Anywhere Real Estate Inc.	Common Stock, par value $0.01 per share	HOUS	New York Stock Exchange
Anywhere Real Estate Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 20, 2023, the Board of Directors of the Company (the “Board”), based upon a recommendation of the Compensation Committee of the Board (the “Compensation Committee”), granted an exceptional achievements cash award (the “Exceptional Achievements Award”) and a cash-based performance incentive award (the “Performance Award”) under the Company’s Second Amended and Restated 2018 Long-Term Incentive Plan to the Company’s Chief Executive Officer & President (the “CEO”) (collectively, the “Awards”).

In granting the Awards, the Board (and in its recommendation, the Committee) considered multiple factors, including extraordinary recent accomplishments that truly distinguish the Company from its competitors and show exemplary leadership in the current very challenging residential resale market. The Board and the Committee also considered the CEO’s executive management and leadership expertise, the critical role he plays in setting and executing the Company’s business strategy, and the potential business disruption likely to be caused by a loss of his services.

In granting the Exceptional Achievements Award, under which the CEO is receiving $5 million in cash in 2023, the Board (and in its recommendation, the Committee) recognized the CEO’s leadership in:

a.Removing enormous litigation uncertainties and burdens for the Company.
i.The Company was the first industry defendant to architect and settle the massive group of seller-side antitrust cases on a nationwide basis. The settlement includes releases not only for the Company, its subsidiaries, affiliates and brands but also affiliated agents and franchisees.
ii.Preliminary court approval of the Company’s settlement was granted on November 20, 2023.
iii.By contrast, several co-defendants face a multi-billion-dollar verdict in the Burnett case alone (covering only a very small percentage of the nationwide claims), and ongoing challenges in other pending cases.
iv.New cases against others have emerged across the country.
v.The Company’s settlement, subject to final court approval, will bring certainty, free up management time and attention, eliminate the cost of ongoing litigation, including trials and appeals, and eliminate the downside risks associated with significant damage awards.
b.Managing the Company’s balance sheet, noting the reduction of approximately $280 million in debt in third quarter 2023, including the execution of the August 2023 debt exchange transactions, which provided a reduction of $160 million in debt with minimal incremental annual cash interest expense while retaining debt basket capacity.
c.Realizing significant cost savings during the past several years, with the Company on track to realize cost savings of $200 million in 2023.
The performance component of the Performance Award has two tranches, the first of which is based upon the achievement of a pre-established level of realized cost savings for the year ending December 31, 2024. The second tranche will be based upon a metric determined by the Board in February 2025, taking into account, among other things, then market conditions, which will measure financial or operating performance during 2025 (each of calendar year 2024 and 2025, a “Performance Period”), with each tranche equal to $5.0 million in cash. No amount will be earned under a tranche if the performance metric for the applicable Performance Period is not satisfied, except as stated in the Performance Award and summarized below.

The CEO generally must remain employed with the Company throughout the applicable Performance Period to be eligible to receive a payout of the applicable Performance Award tranche. If the CEO’s employment is terminated without cause or the CEO resigns his employment for Good Reason (as defined in his employment agreement) during the applicable Performance Period, he will be eligible to receive a pro-rata amount of the Performance Award based on actual performance for the applicable Performance Period. If the CEO’s employment terminates due to his death or disability, he will receive a pro-rated amount of the Performance Award for the applicable Performance Period. If terminated in connection with a change in control, he would be entitled to full payout of the Performance Award.

The Awards are subject to clawback if the CEO resigns his employment other than for Good Reason, as follows: (x) with respect to the Exceptional Achievements Award, prior to March 1, 2025, (y) with respect to the Performance Award earned under the 2024 Performance Period, prior to March 1, 2026, and (z) with respect to the Performance Award earned under the 2025 Performance Period, prior to March 1, 2027.

Additionally, our Clawback Policy will apply to the Performance Award, which provides for recoupment of erroneously received incentive compensation tied to a financial metric in the event of a material restatement of our financial statements, and also authorizes the Compensation Committee to exercise discretion to recoup incentive compensation (including the compensation received under both Awards) for: the commission of any felony or act of moral turpitude; any violation of

Company policy or applicable legal or regulatory requirement that may result in significant financial, competitive or reputational harm; fraud, embezzlement, misrepresentation, willful misconduct, dishonesty or corruption; or breach of the CEO’s restrictive covenants with the Company, including those related to non-competition and non-solicitation.

The description of the Performance Award set forth above is qualified in its entirety by reference to the Performance Award filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
10.1	Special Performance & Retention Award Notice of Grant & Award Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE INC.

By:	/s/ Marilyn J. Wasser
Marilyn J. Wasser, Executive Vice President, General Counsel and Corporate Secretary
Date: November 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE GROUP LLC

By:	/s/ Marilyn J. Wasser
Marilyn J. Wasser, Executive Vice President, General Counsel and Corporate Secretary
Date: November 22, 2023

EXHIBIT INDEX

Exhibit No.	Description
10.1	Special Performance & Retention Award Notice of Grant & Award Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).